SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2004

AML Communications, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-27252	77-0130894
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1000 Avenida Acaso
Camarillo, CA 93012
(Address of Principal Executive Offices)

805-388-1345
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01 Entry into a Material Definitive Agreement.

AML Communications, Inc. entered into a three-year agreement with a leading defense contractor on August 26, 2004 to provide microwave amplifiers utilized in advanced radar systems.

Under the terms of the agreement, a number of different amplifier configurations may be purchased at a fixed price totaling up to $5.5 Million of AML Communication products over the three year period.  The purchase of AML products may take place anytime the defense contractor needs such products during the term of the agreement, and in quantities that might be different than forecasted and with no minimum purchase.

“The foregoing description of the agreement does not purport to be complete and is qualified in its entirety by reference to the Enterprise Agreement which is filed as an Exhibit to this report and are incorporated herein by reference.”

Item 7.01  Regulation FD Disclosure.

Please see Item 1.01 and the press release filed herewith as Exhibit 99.1.

Item 9.01    Financial Statement and Exhibits.

Exhibit Number	Description

10.1	Enterprise Agreement Number 4627

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AML Communications, Inc.

By:	/s/ Susan Fite
Susan Fite, Director of Finance

Dated: September 1, 2004